                                                                               .
                                                                               .
                                                                               .
                                                                    EXHIBIT 21.1


                        SUBSIDIARIES OF EQUITY INNS, INC.


                                                                              JURISDICTION OF
NAME                                                                      INCORPORATION/ORGANIZATION
----                                                                      --------------------------
Equity Inns Trust                                                                 Maryland
Equity Inns Services, Inc.                                                        Tennessee
Equity Inns TRS Holdings, Inc.                                                    Tennessee
Equity Inns Partnership, L.P.                                                     Tennessee
Equity Inns Partnership II, L.P.                                                  Tennessee
Equity Inns/West Virginia Partnership, L.P.                                       Tennessee
EQI Financing Corporation                                                         Tennessee
EQI Financing Partnership I, L.P.                                                 Tennessee
EQI Financing Corporation II                                                      Tennessee
EQI Financing Partnership II, L.P.                                                Tennessee
EQI/WV Financing Partnership, L.P.                                                Tennessee
EQI Financing Corporation III                                                     Tennessee
EQI Financing Partnership III, L.P.                                               Tennessee
EQI Financing Corporation IV                                                      Tennessee
EQI Financing Partnership IV, L.P.                                                Tennessee
EQI Financing Corporation V                                                       Tennessee
EQI Financing Partnership V, L.P.                                                 Tennessee
EQI/WV Financing Corporation                                                      Tennessee
EQI/WV Financing Partnership II, L.P.                                             Tennessee
E. Inns Orlando, Inc.                                                             Tennessee
E.I.P. Orlando, L.P.                                                              Tennessee
ENN Company, Inc.                                                                 Tennessee
ENN Leasing Company, Inc.                                                         Tennessee
ENN Leasing Company I, L.L.C.                                                     Delaware
ENN Leasing Company II, L.L.C.                                                    Delaware
ENN Leasing Company III, L.L.C.                                                   Delaware
ENN Leasing Company IV, L.L.C.                                                    Delaware
ENN Leasing Company V, L.L.C.                                                     Delaware
ENN TRS, Inc.                                                                     Tennessee
ENN TN, LLC                                                                       Tennessee
ENN TN I, LLC                                                                     Delaware
ENN TN II, LLC                                                                    Delaware
ENN TN IV, LLC                                                                    Delaware
ENN TN V, LLC                                                                     Delaware
EQI FL Corporation                                                                Tennessee
ENN KS, Inc.                                                                      Kansas
ENN Gainesville, L.L.C.                                                           Delaware

                                                                              JURISDICTION OF
NAME                                                                    INCORPORATION/ORGANIZATION
----                                                                    --------------------------
ENN Tampa, L.L.C.                                                                 Delaware
ENN Tallahassee, L.L.C.                                                           Delaware
ENN Knoxville, L.L.C.                                                             Delaware
ENN Chattanooga, L.L.C.                                                           Delaware
ENN Savannah, L.L.C.                                                              Delaware
ENN Asheville, L.L.C.                                                             Delaware
ENN Athens, L.L.C.                                                                Delaware
EQI Tallahassee, L.P.                                                             Tennessee
EQI Athens, L.P.                                                                  Tennessee
EQI Gainesville, L.P.                                                             Tennessee
McKibbon Hotel Group of Gainesville, Florida, L.P.                                Georgia
McKibbon Hotel Group of Tallahassee, Florida #3, L.P.                             Georgia
McKibbon Hotel Group of Sabal Park, Florida, L.P.                                 Georgia
McKibbon Hotel Group of Tallahassee, Florida, L.P.                                Georgia
McKibbon Hotel Group of Knoxville, Tennessee #2, L.P.                             Georgia
McKibbon Hotel Group of Savannah, Georgia, L.P.                                   Georgia
McKibbon Hotel Group of Asheville, North Carolina, L.P.                           Georgia
McKibbon Hotel Group of Chattanooga, Tennessee, L.P.                              Georgia
EQI Mobile, L.P.                                                                  Tennessee
EQI Macon, L.P.                                                                   Tennessee
McKibbon Hotel Group of Knoxville, L.P.                                           Georgia
ENN Knoxville 2, L.L.C.                                                           Delaware
ENN Macon, L.L.C.                                                                 Delaware
ENN Mobile, L.L.C.                                                                Delaware
Equity Inns TRS Holdings, Inc.                                                    Tennessee
EQI San Antonio L.P.                                                              Tennessee
EQI Kentucky Corporation                                                          Tennessee
EQI Bowling Green Partnership, L.P.                                               Tennessee
EQI Jacksonville Partnership, L.P.                                                Tennessee
EQI Jacksonville Corporation                                                      Tennessee
ENN Jacksonville, L.L.C.                                                          Delaware
McKibbon Hotel Group of Sarasota, Florida #2, L.P.                                Georgia
McKibbon Hotel Group of Ft. Myers, Florida, L.P.                                  Georgia
McKibbon Hotel Group of Sarasota, Florida, L.P.                                   Georgia
ENN Sarasota L.L.C.                                                               Delaware
ENN Sarasota 2 L.L.C.                                                             Delaware
ENN Ft. Myers L.L.C.                                                              Delaware
EQI Franklin L.P.                                                                 Tennessee
EQI Carlsbad Corporation                                                          Tennessee
EQI Carlsbad Partnership, L.P.                                                    Tennessee
ENN Carlsbad, L.L.C.                                                              Delaware
EQI Dalton Partnership, L.P.                                                      Tennessee

                                                                              JURISDICTION OF
NAME                                                                    INCORPORATION/ORGANIZATION
----                                                                    --------------------------
EQI Jacksonville Partnership, L.P.                                                Tennessee
EQI Asheville Partnership, L.P.                                                   Tennessee
EQI Ft. Myers Partnership, L.P.                                                   Tennessee
EQI Louisville Partnership, L.P.                                                  Tennessee
EQI Orlando Corporation                                                           Tennessee
EQI Orlando Partnership, L.P.                                                     Tennessee
ENN Orlando, L.L.C.                                                               Delaware
EQI Financing Corporation VI                                                      Tennessee
Equity Inns Services, L.L.C.                                                      Tennessee
ENN Services Corporation                                                          Tennessee
McKibbon Hotel Group of Sarasota, Florida #3, L.P.                                Georgia
McKibbon Hotel Group of Savannah, Georgia #2, L.P.                                Georgia
ENN Maitland L.L.C.                                                               Delaware
ENN Tampa 2, L.L.C.                                                               Delaware
EQI Maitland Corporation                                                          Tennessee
EQI Tampa 2 Corporation                                                           Tennessee